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                                  EXHIBIT 99.2
                        Press Release dated April 4, 2002

For Information Contact
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At Greater Bay Bancorp:                At The Financial Relations Board:
David L. Kalkbrenner                   Christina Carrabino (general information)
President and CEO                      Stephanie Mishra (analyst contact)
(650) 614-5767                         (415) 986-1591
Steven C. Smith
EVP, CAO and CFO
(650) 813-8222

                                                    FOR IMMEDIATE RELEASE

                       GREATER BAY BANCORP WILL MEET
                 CONSENSUS EARNINGS ESTIMATES FOR FIRST QUARTER

      --Schedules First Quarter 2002 Earnings Release And Conference Call--

PALO ALTO, CA, April 4, 2002 -- Greater Bay Bancorp (Nasdaq: GBBK), a financial services holding company, announced that it will broadcast its first quarter 2002 earnings conference call live via the Internet on Tuesday, April 16, 2002.

The Company also reported that it expects first quarter 2002 core and net earnings per share of $0.52, which is in line with the "high end" of First Call analysts' consensus estimates. The Company also reaffirmed that, based on current market and economic conditions, it anticipates its full year net earnings per share to meet the First Call analysts' consensus estimates.

David L. Kalkbrenner, President and Chief Executive Officer of Greater Bay Bancorp, commented, "The anticipated first quarter earnings remain consistent with the guidance we published in December 2001, and show Greater Bay's commitment to continually enhancing shareholder value."

          --Updated Performance Goals and Financial Forecast for 2002--

In conjunction with this release, Greater Bay Bancorp has filed a current report on Form 8-K with the Securities and Exchange Commission that contains updated performance goals and financial forecast for the fiscal year 2002.

A press release outlining the first quarter financial results will be distributed at 5:45 am PDT on April 16, 2002. The conference call will begin at 8:00 am PDT on April 16, 2002 and will last for approximately one hour.

Investors have the opportunity to listen to the conference call live over the Internet at http://www.companyboardroom.com. Investors should go to the
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CompanyBoardroom Web site 15 minutes prior to the start of the call, as it may be necessary to download audio software to hear the conference call. To do so, investors should click on the Windows Media Player icon at

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the bottom of the page and follow directions from there. A replay of the conference call will be available on the CompanyBoardroomWeb site for 30 days and via telephone through April 23, 2002 by dialing 703-925-2435, passcode 5910484.

Greater Bay Bancorp through its eleven subsidiary banks, Bank of Petaluma, Bank of Santa Clara, Bay Area Bank, Bay Bank of Commerce, Coast Commercial Bank, Cupertino National Bank, Golden Gate Bank, Mid-Peninsula Bank, Mt. Diablo National Bank, Peninsula Bank of Commerce and San Jose National Bank, along with its operating divisions, serves clients throughout Silicon Valley, San Francisco, the San Francisco Peninsula, the East Bay Region, the North Bay Region and the Central Coastal Region. ABD Insurance and Financial Services, a wholly owned subsidiary of Greater Bay Bancorp, provides commercial insurance brokerage, employee benefits consulting and risk management solutions to business clients throughout the United States.

Safe Harbor

Certain matters discussed in this press release constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward looking statements relate to the Company's current expectations regarding future operating results, net loan charge-offs, asset quality, level of loan loss reserves, growth in loans, deposits and assets, continued success of its Super Community Banking strategy and the strength of the local economy. These forward looking statements are subject to certain risks and uncertainties that could cause the actual results, performance or achievements to differ materially from those expressed, suggested or implied by the forward looking statements. These risks and uncertainties include, but are not limited to: (1) the impact of changes in interest rates, a decline in economic conditions at the international, national and local levels and increased competition among financial service providers on the Company's results of operations, the Company's ability to continue its internal growth at historical rates, the Company's ability to maintain its net interest spread, and the quality of the Company's earning assets; (2) any difficulties that may be encountered in integrating newly acquired businesses and in realizing operating efficiencies; (3) government regulation; (4) the risks relating to the Company's warrant positions; and (5) the other risks set forth in the Company's reports filed with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended December 31, 2001.

For additional information and press releases about Greater Bay Bancorp, visit the Company's web site at http://www.gbbk.com.
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